                                                                    Exhibit 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                              GREEN TREE FINANCIAL CORP.


                              BY: /s/ Phyllis A. Knight
                                  ----------------------------
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  October 1996

                                         CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                                         TRUST ACCOUNT #80-4135900
                                         REMITTANCE DATE: 11/15/96

                                                    Total $        Per $1,000
Class A Certificates                                Amount          Original
--------------------                             -------------     ----------
(1a)  Amount available (including Monthly
      Servicing Fee)                             $4,864,363.33

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                           0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                        4,864,363.33

A.    Interest
      (2) Aggregate Interest

          a. Class A-1 Remittance Rate (6.05%)           6.05%
          b. Class A-1 Interest                     197,634.92    3.87519451
          c. Class A-2 Remittance Rate (6.45%)           6.45%
          d. Class A-2 Interest                     306,375.00    5.37500000
          e. Class A-3 Remittance Rate (6.70%)           6.70%
          f. Class A-3 Interest                     251,250.00    5.58333333
          g. Class A-4 Remittance Rate (7.10%)           7.10%
          h. Class A-4 Interest                     207,083.33    5.91666657
          i. Class A-5 Remittance Rate (7.35%)           7.35%
          j. Class A-5 Interest                     287,875.00    6.12500000
          k. Class A-6 Remittance Rate (7.85%,
             unless Weighted Average Contract
             rate is below 7.85%)                        7.85%
          l. Class A-6 Interest                     481,793.75    6.54166667

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                     .00           .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  October 1996
                                     Page 2
                               CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                               TRUST ACCOUNT #80-4135900
                               REMITTANCE DATE: 11/15/96

     (4)   Remaining:
           a. Unpaid Class A Interest
              Shortfall                                    .00           .00

B.   Principal
     (5)  Formula Principal Distribution
            Amount                                1,974,841.88           N/A
          a. Scheduled Principal                    544,070.08           N/A
          b. Principal Prepayments                1,267,009.60           N/A
          c. Liquidated Contracts                   163,762.20           N/A
          d. Repurchases                                   .00           N/A

     (6)  Pool Scheduled Principal
           Balance                              358,104,283.46  962.95963586

    (6a)  Pool Factor                                .96295964

     (7)  Unpaid Class A Principal Shortfall
           (if any)following prior Remittance
           date                                            .00

     (8)  Class A Percentage for such Remittance
           Date                                          91.74%

     (9)  Class A Percentage for the following
           Remittance Date                               91.69%

    (10)  Class A Principal Distribution:
          a. Class A-1                            1,974,841.88   38.72238980
          b. Class A-2                                     .00           .00
          c. Class A-3                                     .00           .00
          d. Class A-4                                     .00           .00
          e. Class A-5                                     .00           .00
          f. Class A-6                                     .00           .00

    (11)  Class A-1 Principal Balance            37,225,473.46  729.91124431
   (11a)  Class A-1 Pool Factor                      .72991124

    (12)  Class A-2 Principal Balance            57,000,000.00  1000.0000000
   (12a)  Class A-2 Pool Factor                     1.00000000


                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 3

                       CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                       TRUST ACCOUNT #80-4135900
                       REMITTANCE DATE: 11/15/96


 (13)  Class A-3 Principal Balance                  45,000,000.00   1000.0000000
(13a)  Class A-3 Pool Factor                           1.00000000

 (14)  Class A-4 Principal Balance                  35,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                           1.00000000

 (15)  Class A-5 Principal Balance                  47,000,000.00   1000.0000000
(15a)  Class A-5 Pool Factor                           1.00000000

 (16)  Class A-6 Principal Balance                  73,650,000.00   1000.0000000
(16a)  Class A-6 Pool Factor                           1.00000000

 (17)  Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                                  .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

       (18) 31-59 days                               3,667,995.50           122

       (19) 60 days or more                          2,566,503.89            84

       (20) Current Month Repossessions                562,680.45            24

       (21) Repossession Inventory                   1,374,064.21            51

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

       (22) Average Sixty-Day Delinquency Ratio Test

            (a) Sixty-Day Delinquency Ratio for current
                Remittance Date                                             .72%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 4

                       CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                       TRUST ACCOUNT #80-4135900
                       REMITTANCE DATE: 11/15/96

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for
          this month and two preceding months; may not exceed 3.5%)                                     .55%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                                                              1.02%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for
          this month and two preceding months; may not exceed 5.5%)                                     .91%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5%
          from April 1, 2000 to March 31, 2001, 6.5% from April 1, 2001 to March
          31, 2002, 8.5% from April 1, 2002 to May 31, 2003 and 9.5%
          thereafter)                                                                                   .03%

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date                                     64,321.03

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding Remittance and for
          current Remittance Date; may not exceed 2.25%)                                                .12%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 5

                                 CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                                 TRUST ACCOUNT #80-4135900
                                 REMITTANCE DATE: 11/15/96

(26) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                 17.56%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance Date
         greater than $7,437,576.00                                         .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                   8.26%


                                                      Total $        Per $1,000
                                                      Amount          Original
                                                   ------------      ----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                                1,157,509.44

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.70%,
         unless Weighted Average Contract
         Rate is below 7.70%)                              7.70%
     b.  Class M-1 Interest                          214,765.83      6.41666657

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                     .00               0

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  October 1996
                                     Page 6

                                                       CUSIP#'S  393505-MG4
                                                       TRUST ACCOUNT #80-4135900
                                                       REMITTANCE DATE: 11/15/96

                                                       Total       $ Per $1,000
                                                       Amount         Original
                                                   -------------  --------------
    (31)   Remaining unpaid Class M-1 Interest
           Deficiency Amount                                 .00

    (32)   Amount Applied to:
           a.  Unpaid Class M-1 Interest Shortfall           .00               0

    (33)   Remaining:
           a.  Unpaid Class M-1 Interest Shortfall           .00               0

B.         Principal
    (34)   Formula Principal Distribution Amount
           a.  Scheduled Principal                           .00             N/A
           b.  Principal Prepayments                         .00             N/A
           c.  Liquidated Contracts                          .00             N/A
           d.  Repurchases                                   .00             N/A

    (35)   Class M-1 Principal Balance             33,470,000.00   1000.00000000

    (35a)  Class M-1 Pool Factor                      1.00000000

    (36)   Class M-1 Percentage for such
           Remittance Date                                   .00%

    (37)   Class M-1 Principal Distribution:
           a.  Class M-1 (current)                           .00      0.00000000
           b.  Unpaid Class M-1 Principal Shortfall
               (if any) following prior Remittance
               Date                                          .00

    (38)   Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance
           Date                                              .00

    (39)   Class M-1 Percentage for the following
           Remittance Date                                   .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 7


                             CUSIP#'S  393505-MH2, MJ8
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 11/15/96

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                    -------         ----------

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                942,743.61

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is
     below 7.70%)                                       7.70%

(3)  Aggregate Class B1 Interest                    95,447.92         6.41666689

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                .00                .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                   .00                .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)               .00

(10a)     Class B1 Principal Shortfall                    .00

(10b)     Unpaid Class B1 Principal Shortfall             .00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 8

                           CUSIP#'S  393505-MH2, MJ8
                           TRUST ACCOUNT #80-4135900
                           REMITTANCE DATE: 11/15/96



                                                   Total $        Per $1,000
                                                   Amount          Original
                                                -------------     ----------
(11) Class B Principal Balance                  29,758,810.00

(12) Class B1 Principal Balance                 14,875,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                    847,295.69

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                            8.05%

(15) Aggregate Class B2 Interest                    99,845.56     6.70833342

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                .00            .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                   .00            .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                 .00

(19) Class B2 Principal Liquidation Loss Amount           .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                 .00

(21) Guarantee Payment                                    .00

(22) Class B2 Principal Balance                 14,883,810.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 9

                           CUSIP#'S   393505-MH2, MJ8
                           TRUST ACCOUNT #80-4135900
                           REMITTANCE DATE: 11/15/96

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                       --------      ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                 150,032.97

(24) 3% Guarantee Fee                                 597,417.16

(25) Class C Residual Payment                                .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                            562,680.45

(29) Repossessed Contracts Remaining
     in Inventory                                   1,374,064.21

(30) Weighted Average Contract Rate                      9.92074

                                     GTFC
                                    1996-3
                                 October 1996
                              Defaulted Contracts

                                                      Estimated
                                                       Loss At
Account#     Principal     Interest      Amount       Sale Date
--------     ---------     --------     ---------     ---------
21319719     12,282.49        76.04     12,358.53      7,862.50
22325161     18,105.24       112.10     18,217.34     11,000.98
29316355     16,429.19       101.72     16,530.91      7,658.68
63322144     18,894.90       116.99     19,011.89      8,655.38
73319807     46,420.23       287.41     46,707.64        234.41
75328034     14,973.54        92.71     15,066.25      7,775.28
93315079     19,113.07       118.34     19,231.41     11,999.68
97330240     17,543.54       108.62     17,652.16      9,001.67

TOTALS     $163,762.20    $1,013.93   $164,776.13    $64,188.58
           ===========    =========   ===========    ==========